UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2012

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 3, 2011, WellCare Health Plans, Inc. (“WellCare” or the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to report that the Company had entered into certain settlement agreements which would resolve the pending inquiries of the Civil Division of the United States Department of Justice (the “Civil Division”) and the United States Attorneys’ Offices for the Middle District of Florida (the “USAO Florida”) and the District of Connecticut (the “USAO Connecticut”). These settlement agreements, including a settlement agreement with the United States (the “Federal Settlement Agreement”) and settlement agreements with nine states (collectively with the Federal Settlement Agreement, the “Settlement Agreements”), were most recently described in WellCare’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “Form 10-K”).

As explained in greater detail in the Form 10-K, we have agreed, among other things, to pay the Civil Division a total of $137.5 million (the “Settlement Amount”), which is to be paid in installments over a period of up to 36 months after the effective date of the Federal Settlement Agreement (the “Payment Period”) plus interest at the rate of 3.125% per year accruing from December 2010.

Also as previously disclosed, the Federal Settlement Agreement has not been executed by one of the relators (the “Relator”) and that Relator has objected to the settlement.  Because of this objection, the United States District Court for the Middle District of Florida (the “Federal Court”) is required to conduct a hearing (a “Fairness Hearing”) to determine whether the proposed settlement is fair, adequate and reasonable under all the circumstances.

The Settlement Agreements will not be effective until the earlier of (a) the execution of the Federal Settlement Agreement by the Relator or (b) entry by the Federal Court of a final order determining that the settlement is fair, adequate and reasonable under all the circumstances.

Item 8.01                      Other Events.

On February 23, 2012, the Relator filed with the Federal Court a Notice of Withdrawal of Objection to Federal Settlement Agreement (“Notice”).  The Notice evidences the Relator’s withdrawal of his objection to the Federal Settlement Agreement.  The Notice also states that the Relator expects to sign the Federal Settlement Agreement and to move to dismiss his claims against WellCare after the Civil Division has given final approval to a pending relator’s share award agreement between the Civil Division and the Relator.

We can make no assurances that the Relator will execute the Federal Settlement Agreement or when he will do so.  If he does not execute the Federal Settlement Agreement, we anticipate that the Relator may move to re-file his objection to the settlement with the Federal Court, and we would then be required to proceed to a Fairness Hearing to have the Federal Court rule on the settlement.  If that occurs, we can make no assurances that the Federal Court will approve the settlement at a Fairness Hearing.  The actual outcome of these matters may differ materially from the terms of the settlement.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the Settlement Agreements.  The above description is qualified in its entirety by reference to the Settlement Agreements, which are attached as Exhibits 10.1 through 10.10 to this Current Report on Form 8-K, respectively, and which are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, regarding the prospective resolution of a civil investigation.  Such forward-looking statements are based on current expectations, are predictive in nature, and involve known and unknown risks and uncertainties that may cause the Company’s actual outcomes and results to differ materially from those projected or contemplated in the forward-looking statements.  These risks and uncertainties include, but are not limited to, the risk that the settlement will not be finalized or approved.  If the settlement is not finalized, the ultimate resolution and its impact on the Company cannot be assessed.  Forward-looking statements in this Current Report on Form 8-K should be evaluated and read in conjunction with the other risks and uncertainties that affect the Company’s business, including those found under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and in other filings by the Company with the U.S. Securities and Exchange Commission, which contain discussions of the Company’s business and the various factors that may affect it.  Given these risks and uncertainties, we can give no assurances that any results or events projected or contemplated by our forward-looking statements will in fact occur and we caution you not to place undue reliance on these statements.  The Company undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

 Item 9.01                      Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

		INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
10.1	Settlement Agreement dated April 26, 2011 among the United States of America, the Registrant and certain of its subsidiaries and Relators Clark J. Bolton, Eugene Gonzalez, and SF United Partners	10-Q	8/3/2011	10.2
10.2	Settlement Agreement dated as of April 26, 2011 between the State of Connecticut and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.3
10.3	Settlement Agreement dated as of April 26, 2011 between the State of Florida and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.4
10.4	Settlement Agreement dated as of April 26, 2011 between the State of Georgia and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.5
10.5	Settlement Agreement dated as of April 26, 2011 between the State of Hawaii and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.6
10.6	Settlement Agreement dated as of April 26, 2011 between the State of Illinois and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.7
10.7	Settlement Agreement dated as of April 26, 2011 between the State of Indiana and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.8
10.8	Settlement Agreement dated as of April 26, 2011 between the State of Missouri and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.9
10.9	Settlement Agreement dated as of April 26, 2011 between the State of New York and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.10
10.10	Settlement Agreement dated as of April 26, 2011 between the State of Ohio and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.11

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2012	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel and Secretary

Exhibit Index

		INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
10.1	Settlement Agreement dated April 26, 2011 among the United States of America, the Registrant and certain of its subsidiaries and Relators Clark J. Bolton, Eugene Gonzalez, and SF United Partners	10-Q	8/3/2011	10.2
10.2	Settlement Agreement dated as of April 26, 2011 between the State of Connecticut and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.3
10.3	Settlement Agreement dated as of April 26, 2011 between the State of Florida and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.4
10.4	Settlement Agreement dated as of April 26, 2011 between the State of Georgia and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.5
10.5	Settlement Agreement dated as of April 26, 2011 between the State of Hawaii and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.6
10.6	Settlement Agreement dated as of April 26, 2011 between the State of Illinois and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.7
10.7	Settlement Agreement dated as of April 26, 2011 between the State of Indiana and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.8
10.8	Settlement Agreement dated as of April 26, 2011 between the State of Missouri and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.9
10.9	Settlement Agreement dated as of April 26, 2011 between the State of New York and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.10
10.10	Settlement Agreement dated as of April 26, 2011 between the State of Ohio and the Registrant and certain of its subsidiaries	10-Q	8/3/2011	10.11